                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2719

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder U.S. Government Securities Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the 1-year, 3-year, 5-year and 10-year periods for Class B shares, and the returns during all periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder U.S. Government Securities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.17%	4.81%	3.97%	6.09%	6.18%
Class B	.67%	3.81%	3.01%	5.15%	5.23%
Class C	.57%	3.74%	3.08%	5.22%	5.27%
Lehman Brothers GNMA Index+	1.49%	5.49%	4.66%	6.84%	6.94%
Scudder U.S. Government Securities Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	1.23%	4.85%	4.14%	6.33%	6.06%
Lehman Brothers GNMA Index+	1.49%	5.49%	4.66%	6.84%	6.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/05	$ 8.58	$ 8.56	$ 8.58	$ 8.56
10/31/04	$ 8.66	$ 8.64	$ 8.67	$ 8.64
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .18	$ .14	$ .14	$ .18
April Income Dividend	$ .0290	$ .0220	$ .0221	$ .0298
SEC 30-day Yield as of 4/30/05**	3.54%	2.91%	3.08%	3.76%
Current Annualized Distribution Rate as of 4/30/05**	4.06%	3.08%	3.09%	4.18%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.41% for Institutional Class, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 3.83% for Institutional Class, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — GNMA Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	64	22
3-Year	29	of	60	48
5-Year	23	of	46	49
10-Year	16	of	31	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,010	$10,734	$12,833	$17,388
	Average annual total return	.10%	2.39%	5.12%	5.69%
Class B	Growth of $10,000	$10,081	$10,734	$12,754	$16,657
	Average annual total return	.81%	2.39%	4.98%	5.23%
Class C	Growth of $10,000	$10,374	$10,953	$12,894	$16,716
	Average annual total return	3.74%	3.08%	5.22%	5.27%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,549	$11,465	$13,918	$19,569
	Average annual total return	5.49%	4.66%	6.84%	6.94%

The growth of $10,000 is cumulative.

Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,048,500	$1,129,500	$1,358,900	$1,782,500
	Average annual total return	4.85%	4.14%	6.33%	6.06%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,054,900	$1,146,500	$1,391,800	$1,886,100
	Average annual total return	5.49%	4.66%	6.84%	6.67%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,011.70	$ 1,006.70	$ 1,005.70	$ 1,012.30
Expenses Paid per $1,000*	$ 4.04	$ 8.71	$ 8.60	$ 3.49
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,020.78	$ 1,016.12	$ 1,016.22	$ 1,021.32
Expenses Paid per $1,000*	$ 4.06	$ 8.75	$ 8.65	$ 3.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder U.S. Government Securities Fund	.81%	1.75%	1.73%	.70%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers William Chepolis and Sean McCaffrey discuss market conditions and their investment strategy during the fund's most recent semiannual period ended April 30, 2005.

Q:  How would you describe the investing environment for mortgage securities over the six months ended April 30, 2005?

A:  The semiannual period was characterized by solid economic growth accompanied by a mixed employment picture as reflected in the monthly figures. This environment permitted the Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion, as it adjusted the benchmark federal funds rate from 1.75% to 2.75% over the period. Even with this rise in short-term interest rates, longer-term rates were reasonably stable, as the financial markets displayed confidence that the Federal Reserve was pursuing a policy that would continue to curtail potential inflationary pressures. While the price of oil fluctuated between $45 and $60 a barrel, the market, for the most part, chose to view this as a check on economic growth rather than a potential source of inflation.

This period of mixed economic signals and gradually increasing interest rates favored mortgage-backed securities relative to most other fixed-income investments. While other asset classes were negatively affected by credit fears, and potential legislative action weighed on the government-sponsored enterprises Fannie Mae and Freddie Mac, mortgage-backed returns were stable, as fewer home owners refinanced their mortgages.1 Within the mortgage market, we continued to monitor aggregate refinancing activity closely, as it correlates well with the prepayment risk of the fund. Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. For most of the period, the refinancing index, an indication of the number of mortgage refinance applications being filed week over week, declined. This indicated a fairly low level of prepayment activity for mortgage holders, which was one of the reasons we invested a higher percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages).2

1 In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline and if many home owners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]

2 A coupon is the interest rate on a bond that the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to the mortgage company, so that a GNMA security with a 6% coupon would contain only mortgages on which home owners are paying roughly 6% mortgage interest rates, and a GNMA with a 7% coupon would be a pool of home owners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that home owner is to refinance the mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

3 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index

4 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. It is not possible to invest directly in a Lipper category.

Q:  How did the fund perform in this environment?

A:  For the six months ended April 30, 2005, the fund's Class A shares posted a 1.17% total return, compared with the 1.49% return of the fund's benchmark, the Lehman Brothers GNMA Index. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)3 The fund's return outperformed the 0.98% return of its average peer in the Lipper GNMA Funds category.4 At the close of the six-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 2.32 years, compared with 2.43 years for the Lehman Brothers GNMA Index.5

Q:  Will you explain how you manage the fund?

A:  In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.6

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and it should fall by 5% for a one-percentage-point rise in interest rates.

6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of home owners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors, and the securities may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include: loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and home owners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to manage the fund's prepayment risk and maintain higher dividends.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration — a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond. Instead, our investment among GNMA and Treasury securities is based on the allocation that we believe will provide the best value for the fund given our expectations for current interest rates.

Q:  What were the fund's primary strategies during the period?

A:  We currently have approximately 81% of assets allocated in GNMA securities, while our Treasury position is about 2% of assets. The bulk of the remainder of the portfolio is invested in conventional mortgage-backed securities issued by FNMA (Fannie Mae) and FHLMC (Freddie Mac). Unlike GNMA securities, Fannie Mae's and Freddie Mac's are not backed by the full faith and credit of the US government.7

7 Asset allocation is subject to change.

As we entered the semiannual period, our primary concern had been managing prepayment risk in a low interest rate environment in such a way as to maintain the fund's yield. This can be done by purchasing GNMA securities whose underlying loan pools have certain characteristics that indicate they are likely to prepay less rapidly, or by purchasing coupons that provide less of an incentive to refinance into a lower loan rate.

The start of 2005 brought stronger economic growth and a continued "measured" approach by the Federal Reserve policy makers. This gradual approach to adjusting interest rates was ideal for the higher-coupon mortgages we chose to emphasize in the fund. The increase in interest rates translated to less prepayment risk and a better risk/return trade-off for these higher coupons relative to the lower ones.

During the period, we sold some of our holdings of 15-year GNMAs in order to take a position of approximately 3% of fund assets in "hybrid" adjustable-rate mortgages, which generally carry a fixed rate for some period before converting to an annually adjustable rate. We believed these issues were favorably valued on a relative basis, and this shift contributed positively to fund performance.

Q:  What detracted from performance during the period?

A:  Some of the higher-coupon mortgage pools in the fund experienced faster prepayments than we had anticipated. In addition, our mortgage-backed allocation would have benefited overall from even greater exposure to GNMA securities. Realistically, though, we were fortunate to be fully allocated to mortgages relative to Treasuries and to have heavier weightings in 30-year mortgages relative to 15 years. In general, we had a good six months relative to our peers and managed to maintain an attractive dividend as well.

Q:  How do you assess the economic environment for mortgage securities at present?

A:  Strong demand from foreign central banks continues to help support the US mortgage-backed securities market. Also on the plus side, legislative proposals that would constrain the growth of Fannie Mae and Freddie Mac investment portfolios appear to have stalled. GNMA securities continue to provide an attractive yield advantage over US Treasury bonds, although the spread narrowed somewhat over the last six months. The question is whether the current backdrop of gradually increasing interest rates will continue or more aggressive interest rate hikes will be required. We are hopeful that inflation will remain under control and that the Fed will be able to maintain its measured approach to raising interest rates over the rest of the fund's fiscal year.

At the same time, we are closely monitoring the economy for signs that interest rates may become less stable and the environment less supportive of mortgage-backed securities. Recent employment data have tended to confirm a strengthening trend, and between September 2004 and March 2005, the consumer price index experienced a modest increase of a little more than half a percentage point. If the Fed comes to view inflation as more of a threat, it might feel obliged to step up the pace of its rate increases. In addition, most of the increase in interest rates has, to this point, been focused on shorter-term bonds. If the market becomes concerned about the Fed's ability to keep inflation under wraps, longer-term rates could increase measurably as well. Rising interest rates generally could make the coupons on existing GNMAs less attractive relative to Treasury yields and could lead to declining values on previously issued, lower-yielding mortgage-backed securities. To the extent we view such a scenario as likely, we would tend to refocus the fund on shorter-duration mortgage-backed securities such as those backed by 15-year mortgage pools. The fund's exposure to Treasury issues could also be increased.

Going forward, we will continue to closely monitor the economy and the Federal Reserve as we seek to position the fund in the most attractive combination of mortgage-backed and Treasury issues. We believe Scudder U.S. Government Securities Fund remains suitable for investors seeking high current income and less downside risk than similar funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Portfolio Composition (Excluding Securities Lending Collateral)	4/30/05	10/31/04

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	81%	87%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	17%	9%
US Treasury Obligations	2%	2%
Cash Equivalents, net	—	2%
	100%	100%
Credit Quality	4/30/05	10/31/04

AAA	100%	100%
Interest Rate Sensitivity	4/30/05	10/31/04

Average Maturity	6.2 years	5.4 years
Average Duration	2.3 years	2.4 years

Portfolio composition and holdings are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)
	Principal Amount ($)	Value ($)

US Government Backed 1.9%
US Treasury Bills, 2.869%**, 7/21/2005 (d)	1,320,000	1,311,654
US Treasury Note:
3.375%, 2/15/2008 (f)	30,000,000	29,735,160
4.0%, 2/15/2015 (f)	23,000,000	22,627,147
Total US Government Backed (Cost $52,895,866)		53,673,961

Agencies Not Backed by the Full Faith and Credit of the US Government 16.0%
Federal Home Loan Mortgage Corp.:
3.25%, 11/2/2007	20,000,000	19,645,780
4.5%, 4/1/2019	33,663	33,357
4.645%*, 2/1/2035	8,600,000	8,600,548
5.0% with various maturities from 3/1/2018 until 6/1/2034 (h)	98,938,743	98,144,696
6.0% with various maturities from 5/1/2017 until 8/1/2034	43,535,718	44,862,366
6.5% with various maturities from 11/1/2015 until 9/1/2032	2,061,573	2,144,540
7.0% with various maturities from 5/1/2015 until 9/1/2032	6,914,264	7,301,001
7.5% with various maturities from 6/1/2027 until 11/1/2033	7,463,336	8,008,892
8.0% with various maturities from 2/1/2017 until 7/1/2030	60,287	65,564
8.5% with various maturities from 12/1/2016 until 7/1/2030	20,392	22,079
Federal National Mortgage Association:
4.544%*, 1/1/2035	14,706,784	14,665,845
4.55%*, 2/1/2035	15,179,228	15,198,340
4.63%*, 1/1/2035	21,002,611	21,136,294
4.666%*, 2/1/2035	13,764,998	13,863,533
4.878%*, 12/1/2034	8,757,057	8,837,784
5.0%, 10/1/2019	39,184,246	39,489,264
5.05%, 5/1/2035	6,000,000	6,044,063
5.5% with various maturities from 8/1/2019 until 2/1/2035	80,826,295	81,784,936
6.0% with various maturities from 3/1/2014 until 7/1/2032	20,275,171	20,817,950
6.5% with various maturities from 11/1/2015 until 7/1/2034	15,533,054	16,152,398
7.0% with various maturities from 4/1/2015 until 11/1/2034	16,406,152	17,325,867
7.5% with various maturities from 4/1/2015 until 10/1/2032	12,251,719	13,130,123
8.0% with various maturities from 12/1/2008 until 12/1/2024	476,971	514,581
8.5% with various maturities from 7/1/2030 until 8/1/2030	26,408	28,803
9.0% with various maturities from 12/1/2016 until 4/1/2030	100,962	111,559
11.5%, 5/1/2018	47,921	53,046
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $458,741,912)		457,983,209
Agencies Backed by the Full Faith and Credit of the US Government 80.9%
Government National Mortgage Association:
4.5% with various maturities from 2/15/2018 until 8/15/2018	18,632,244	18,590,266
5.0% with various maturities from 2/15/2018 until 2/15/2035 (h)	374,819,126	374,673,920
5.5% with various maturities from 6/15/2029 until 2/20/2035 (h)	809,803,907	823,957,894
6.0% with various maturities from 11/15/2014 until 3/20/2035 (h)	553,436,754	570,740,343
6.5% with various maturities from 7/15/2008 until 8/15/2034 (h)	324,941,713	340,025,951
7.0% with various maturities from 1/15/2008 until 10/15/2033	77,010,177	81,589,268
7.5% with various maturities from 5/15/2009 until 12/15/2032	66,140,148	71,047,259
8.0% with various maturities from 9/15/2014 until 6/15/2032	13,039,904	14,136,700
8.5% with various maturities from 8/15/2008 until 1/15/2031	3,818,209	4,190,180
9.0% with various maturities from 9/15/2017 until 7/15/2030	4,842,426	5,343,015
9.5% with various maturities from 6/15/2009 until 5/15/2025	6,284,995	6,962,164
10.0% with various maturities from 11/15/2009 until 8/15/2022	3,969,755	4,476,818
10.5% with various maturities from 4/15/2013 until 12/15/2021	2,123,745	2,418,978
11.0%, 4/20/2019	13,098	14,516
Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,308,985,590)		2,318,167,272

Collateralized Mortgage Obligations 1.0%
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, Zero Coupon, 2/1/2035	20,723,134	17,203,834
"IO", Series 228, Interest Only, 6.0%, 2/1/2035	20,723,134	4,109,937
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	3,370	2,951
"PX", Series 2003 -86, Interest Only, 4.5%, 4/25/2013	21,427,405	1,454,833
Government National Mortgage Association (Interest Only):
"IM", Series 2004 -4, 5.0%, 7/16/2026	21,458,122	1,780,196
"KI", Series 2004 -19, 5.0%, 10/16/2027	24,363,064	2,364,674
Total Collateralized Mortgage Obligations (Cost $27,003,694)		26,916,425
	Shares	Value ($)

Securities Lending Collateral 1.5%
Scudder Daily Assets Fund Institutional, 2.94% (e) (g) (Cost $43,719,541)	43,719,541	43,719,541

Cash Equivalents 22.8%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $653,291,547)	653,291,547	653,291,547
	Principal Amount ($)	Value ($)

Repurchase Agreements 1.4%
State Street Bank and Trust Co., 2.74%, dated 4/29/2005, to be repurchased at $40,009,133 on 5/2/2005 (c) (Cost $40,000,000)	40,000,000	40,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,584,638,150) (a)	125.5	3,593,751,955
Other Assets and Liabilities, Net	(25.5)	(729,530,085)
Net Assets	100.0	2,864,221,870

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $3,580,854,191. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $12,897,764. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,255,293 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,357,529.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc.

(c) Collateralized by $33,520,000 US Treasury Bond, 6.25%, maturing on 8/15/2023 with a value of $40,803,594.

(d) At April 30, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements.) The value of all securities loaned at April 30, 2005 amounted to $42,832,500, which is 1.5% of net assets.

(g) Represents collateral held in connection with securities lending.

(h) Mortgage dollar rolls included.

Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. I0 securities are subject to repayment risk on the pool of underling mortgages.

Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At April 30, 2005, open futures contracts purchased were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	6/21/2005	440	48,211,132	49,025,625	814,493

At April 30, 2005, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2-Year US Treasury Note	6/30/2005	495	102,935,787	102,813,047	122,740
10-Year US Interest Rate Swap	6/13/2005	600	64,630,956	66,281,250	(1,650,294)
Total net unrealized depreciation					(1,527,554)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,847,627,062) — includes $42,832,500 of securities loaned	$ 2,856,740,867
Investment in Scudder Daily Assets Fund Intuitional (cost $43,719,541)*	43,719,541
Repurchase Agreements, at value (cost $40,000,000)	40,000,000
Investment in Scudder Cash Management QP Trust (cost $653,291,547)	653,291,547
Total investments in securities, at value (cost $3,584,638,150)	3,593,751,955
Cash	62,018
Receivable for investments sold	32,148,732
Interest receivable	14,158,216
Receivable for Fund shares sold	481,659
Receivable for daily variation margin on open futures contracts	220,000
Other assets	107,568
Total assets	3,640,930,148
Liabilities
Payable for investments purchased	35,938,038
Payable for Fund share redeemed	5,843,698
Payable upon return of securities loaned	43,719,541
Payable for when-issued and forward delivery securities	152,180,858
Payable for investments purchased — mortgage dollar rolls	535,250,536
Deferred mortgage dollar roll income	577,992
Accrued management fee	1,010,231
Other accrued expenses and payables	2,187,384
Total liabilities	776,708,278
Net assets, at value	$ 2,864,221,870
Net Assets
Net assets consist of: Undistributed net investment income	6,102,057
Net unrealized appreciation (depreciation) on: Investments	9,113,805
Futures	(713,061)
Accumulated net realized gain (loss)	(109,871,707)
Paid-in capital	2,959,590,776
Net assets, at value	$ 2,864,221,870

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,707,261,947 ÷ 315,615,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.58
Maximum offering price per share (100 ÷ 95.5 of $8.58)	$ 8.98

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($101,188,045 ÷ 11,826,173 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.56

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($55,542,113 ÷ 6,471,674 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.58
Institutional Class Net Asset Value, offering and redemption price(a) per share ($229,765 ÷ 26,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.56

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 54,280,127
Interest — Scudder Cash Management QP Trust	7,324,655
Mortgage dollar roll income	4,624,110
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	85,877
Total income	66,314,769
Expenses: Management fee	6,127,493
Distribution service fees	3,899,798
Services to shareholders	2,328,371
Custodian fees	80,244
Auditing	34,540
Legal	34,478
Trustees' fees and expenses	49,833
Reports to shareholders	115,472
Registration fees	26,749
Other	28,563
Total expenses, before expense reductions	12,725,541
Expense reductions	(18,119)
Total expenses, after expense reductions	12,707,422
Net investment income	53,607,347
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,359,429
Futures	23,692
6,383,121
Net unrealized appreciation (depreciation) during the period on: Investments	(29,412,624)
Futures	250,207
(29,162,417)
Net gain (loss) on investment transactions	(22,779,296)
Net increase (decrease) in net assets resulting from operations	$ 30,828,051

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2005 (Unaudited)
Cash flows from operating activities
Investment income received	$ 64,309,044
Mortgage dollar roll income received	4,624,110
Payment of operating expenses	(13,827,124)
Proceeds from sales and maturities of investments	4,811,857,992
Purchases of investments	(4,601,127,794)
Net (purchases) sales of short-term investments	(295,420,042)
Proceeds received for collateral on securities loaned	43,719,541
Net receipt (payment) on futures contracts	(195,308)
Cash provided (used) by operating activities	$ 13,940,419
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ 218,506,146
Distributions paid (net of reinvestment of distributions)	(17,857,317)
Proceeds from shares sold	64,357,242
Cost of shares redeemed	(278,884,472)
Cash provided (used) by financing activities	(13,878,401)
Increase (decrease) in cash	62,018
Cash at beginning of period	—
Cash at end of period	$ 62,018
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 30,828,051
Net (increase) decrease in cost of investments	(34,356,394)
Net (increase) decrease in unrealized appreciation/depreciation on investments	29,412,624
(Increase) decrease in receivable for investments sold	35,298,106
(Increase) decrease in interest receivable	1,155,355
(Increase) decrease in other assets	(100,431)
Increase (decrease) in payable for investments purchased	3,016,086
Increase (decrease) in payable upon return of securities loaned	(49,974,276)
Increase (decrease) in daily variation margin on open futures contracts	(219,000)
Increase (decrease) in accrued expenses and payables	(1,119,702)
Cash provided (used) by operating activities	$ 13,940,419

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income	$ 53,607,347	$ 103,047,634
Net realized gain (loss) on investment transactions	6,383,121	22,505,285
Net unrealized appreciation (depreciation) during the period on investment transactions	(29,162,417)	11,733,045
Net increase (decrease) in net assets resulting from operations	30,828,051	137,285,964
Distributions to shareholders from: Net investment income: Class A	(58,166,299)	(116,340,016)
Class B	(1,810,284)	(4,382,165)
Class C	(965,521)	(2,161,127)
Institutional Class	(3,499)	(11,541)
Fund share transactions: Proceeds from shares sold	64,333,334	138,224,019
Reinvestment of distributions	43,089,499	85,654,557
Cost of shares redeemed	(281,631,042)	(720,341,889)
Redemption fees	794	—
Net increase (decrease) in net assets from Fund share transactions	(174,207,415)	(496,463,313)
Increase (decrease) in net assets	(204,324,967)	(482,072,198)
Net assets at beginning of period	3,068,546,837	3,550,619,035
Net assets at end of period (including undistributed net investment income of $6,102,057 and $13,440,313, respectively)	$ 2,864,221,870	$ 3,068,546,837

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 8.62	$ 8.80	$ 8.82	$ 8.34	$ 8.38
Income from investment operations: Net investment income[c]	.16	.28	.21	.39	.51	.54
Net realized and unrealized gain (loss) on investment transactions	(.06)	.09	(.04)	.07	.50	(.02)
Total from investment operations	.10	.37	.17	.46	1.01	.52
Less distributions from: Net investment income	(.18)	(.33)	(.35)	(.48)	(.53)	(.56)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 8.58	$ 8.66	$ 8.62	$ 8.80	$ 8.82	$ 8.34
Total Return (%)[d]	1.17**	4.28	2.08	5.40	12.44	6.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,707	2,877	3,273	3,735	3,908	2,414
Ratio of expenses before expense reductions (%)	.81*	.83	.82	.84	.83[e]	.80
Ratio of expenses after expense reductions (%)	.81*	.83	.82	.84	.81[e]	.79
Ratio of net investment income (%)	3.70*	3.22	2.40	4.57	5.99	6.58
Portfolio turnover rate (%)	236f*	221[f]	390[f]	396[f]	83[f]	193

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.64	$ 8.60	$ 8.78	$ 8.80	$ 8.33	$ 8.37
Income from investment operations: Net investment income[c]	.12	.19	.14	.32	.43	.47
Net realized and unrealized gain (loss) on investment transactions	(.06)	.10	(.04)	.06	.49	(.03)
Total from investment operations	.06	.29	.10	.38	.92	.44
Less distributions from: Net investment income	(.14)	(.25)	(.28)	(.40)	(.45)	(.48)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 8.56	$ 8.64	$ 8.60	$ 8.78	$ 8.80	$ 8.33
Total Return (%)[d]	.67**	3.31[e]	1.25	4.52	11.39	5.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	126	189	261	220	123
Ratio of expenses before expense reductions (%)	1.75*	1.88	1.67	1.63	1.68[f]	1.70
Ratio of expenses after expense reductions (%)	1.75*	1.81	1.67	1.63	1.66[f]	1.69
Ratio of net investment income (%)	2.76*	2.24	1.55	3.78	5.14	5.68
Portfolio turnover rate (%)	236g*	221[g]	390[g]	396[g]	83[g]	193

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66% and 1.66%, respectively.

[g] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.67	$ 8.63	$ 8.80	$ 8.82	$ 8.35	$ 8.40
Income from investment operations: Net investment income[c]	.12	.20	.14	.33	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.07)	.10	(.02)	.06	.48	(.04)
Total from investment operations	.05	.30	.12	.39	.93	.44
Less distributions from: Net investment income	(.14)	(.26)	(.29)	(.41)	(.46)	(.49)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 8.58	$ 8.67	$ 8.63	$ 8.80	$ 8.82	$ 8.35
Total Return (%)[d]	.57**	3.50	1.32	4.48	11.57	5.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	65	88	105	79	36
Ratio of expenses before expense reductions (%)	1.73*	1.75	1.60	1.58	1.61[e]	1.60
Ratio of expenses after expense reductions (%)	1.73*	1.75	1.60	1.58	1.59[e]	1.59
Ratio of net investment income (%)	2.79*	2.30	1.62	3.83	5.21	5.79
Portfolio turnover rate (%)	236f*	221[f]	390[f]	396[f]	83[f]	193

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.64	$ 8.61	$ 8.78	$ 8.81	$ 8.34	$ 8.38
Income from investment operations: Net investment income[c]	.16	.29	.24	.42	.55	.56
Net realized and unrealized gain (loss) on investment transactions	(.06)	.09	(.03)	.05	.47	(.02)
Total from investment operations	.10	.38	.21	.47	1.02	.54
Less distributions from: Net investment income	(.18)	(.35)	(.38)	(.50)	(.55)	(.58)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 8.56	$ 8.64	$ 8.61	$ 8.78	$ 8.81	$ 8.34
Total Return (%)	1.23d**	4.48[d]	2.39	5.61	12.66	6.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.23	.17	.34	4	5	4
Ratio of expenses before expense reductions (%)	2.12*	1.59	.53	.52	.54[e]	.55
Ratio of expenses after expense reductions (%)	.70*	.71	.53	.52	.51[e]	.54
Ratio of net investment income (%)	3.81*	3.34	2.69	4.89	6.32	6.84
Portfolio turnover rate (%)	236f*	221[f]	390[f]	396[f]	83[f]	193

[a] For the six months ended April 30, 2005 (Unaudited).

[b] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.

[f] The portfolio turnover rates including mortgage dollar roll transactions were 312%, 295%, 484%, 461% and 101% for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C Shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $116,137,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($29,637,000), October 31, 2008 ($46,511,000), October 31, 2011 ($30,995,000) and October 31, 2012 ($8,994,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $3,383,873,404 and $3,384,393,509, respectively. Purchases and sales of US Treasury obligations aggregated $94,020,026 and $142,398,531, respectively. Mortgage dollar rolls aggregated $1,126,434,199 and $1,244,391,453, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

Effective October 1, 2003 through January 31, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80%, 0.80%, 0.80% and 0.70% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 1,628,600	$ —	$ 970,678
Class B	153,800	—	225,035
Class C	72,600	—	69,038
Institutional Class	1,356	1,160	—
	$ 1,856,356	$ 1,160	$ 1,264,751

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 425,402	$ 74,034
Class C	223,521	37,255
	$ 648,923	$ 111,289

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 3,043,220	$ 463,369.22%
Class B	136,129	33,252.24%
Class C	71,526	22,465.24%
	$ 3,250,875	$ 519,086

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2005, aggregated $56,123 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $192,135 and $1,182, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $48.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $1,538 and $1,159, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $15,490, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2005, the custodian fee was reduced by $1,469 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,239,369	$ 53,735,464	12,545,057	$ 108,308,338
Class B	743,899	6,395,512	2,093,790	18,063,846
Class C	479,987	4,133,071	1,340,535	11,602,832
Institutional Class	8,099	69,287	28,880	249,003
		$ 64,333,334		$ 138,224,019
Shares issued in reinvestment of dividends
Class A	4,758,520	$ 40,904,304	9,365,818	$ 80,677,223
Class B	168,803	1,447,382	392,664	3,373,988
Class C	85,359	734,314	184,709	1,592,312
Institutional Class	408	3,499	1,284	11,034
		$ 43,089,499		$ 85,654,557
Shares redeemed
Class A	(27,465,613)	$ (236,433,128)	(69,339,115)	$ (598,201,861)
Class B	(3,636,015)	(31,213,279)	(9,887,213)	(85,105,404)
Class C	(1,623,014)	(13,974,635)	(4,237,245)	(36,603,280)
Institutional Class	(1,164)	(10,000)	(50,174)	(431,344)
		$ (281,631,042)		$ (720,341,889)
Redemption fees		$ 794		$ —
Net increase (decrease)
Class A	(16,467,724)	$ (141,792,666)	(47,428,240)	$ (409,216,300)
Class B	(2,723,313)	(23,370,285)	(7,400,759)	(63,667,570)
Class C	(1,057,668)	(9,107,250)	(2,712,001)	(23,408,136)
Institutional Class	7,343	62,786	(20,010)	(171,307)
		$ (174,207,415)		$ (496,463,313)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSIX
CUSIP Number	81123L-105	81123L-204	81123L-303	81123L-402
Fund Number	018	218	318	1418
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Government Securities Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005